SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 20, 2007

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                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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      MARSHALL ISLANDS                  000-14135                52-2098714
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


            ONE STATION PLACE, STAMFORD,                       06902
                    CONNECTICUT                              (Zip Code)
      (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.


On February 20, 2007, OMI Corporation (the "Company") issued a press release announcing that the Board of Directors increased the regular quarterly dividend on its common stock to $0.15 per and declared a dividend on its common stock payable on March 28, 2007 to holders of record on March 19, 2007.


The press release is furnished herewith as Exhibit 99.


Item 9.01 Financial Statements and Exhibits


(d) Exhibits


99 Press release, dated February 20, 2007, containing information about the declaration of a quarterly dividend of $0.15 per share.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 20, 2007      By:   /s/ Craig H. Stevenson, Jr.
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                             Craig H. Stevenson, Jr. Chairman
                             of the Board and Chief Executive
                             Officer



Date: February 20, 2007       By:  /s/ Kathleen C. Haines
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                              Kathleen C. Haines
                              Senior Vice President, Chief
                              Financial Officer and Treasurer

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                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.


Exhibit No.    Description
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   99          Press release, dated February 19, 2007, containing information about the declaration of a quarterly dividend of $0.15 per share.